Exhibit 99.2

MetLife, Inc. Acquisition of ALICO March 8, 2010 CONFIDENTIAL

ALICO: A Unique and Compelling Transaction Significantly Accelerates the Execution of MetLife's Global Growth Strategy Diversifies revenue and earnings sources by product, distribution and geography Provides scale and access in many higher growth markets Leading insurer for life and accident & health products Highly Complementary to MetLife's Strategy Materially advances presence in mature markets like Japan and Western Europe Establishes top positions in many emerging and developing markets in Central and Eastern Europe, the Middle East and Latin America The Opportunity to Build an Unparalleled International Franchise Leveraging ALICO's Key Strengths Long, established track record of double-digit organic growth Diversified distribution and balanced product mix favoring protection products Significantly Improves Long-Term Growth in Revenues, Earnings and ROE

ALICO: A Leading International Life Insurer Overview Among largest life insurers in Japan Material presence in Europe Top 5 market share in 23 of 55 countries Diversified product portfolio Accident & health Life Fixed annuities Diversified distribution model Key Financial Highlights Acquired Assets(1) Net Assets(1) 2009 After Tax Operating Income $112.0bn $13.3bn $1.5bn Regional mix by earnings Total: $2.2bn Pre-tax operating income (FY 09) Product mix by earnings Total: $2.2bn Pre-tax operating income (FY 09) (1) Assets, liabilities and net assets (incl. AOCI) as of November 30, 2009. Operating ROE 14.0% Assumed Liabilities(1) $98.6bn RBC Ratio >400%

Together: A Premier Global Life Insurance Franchise Note: All market rankings based on 2008 life insurance premiums only. (1) Pro forma ranking for combined MetLife and ALICO businesses. + 70 million customers #2 Foreign Insurer in Japan #1 Insurer in Mexico #1 Insurer in Russia #6 Insurer in Poland Growing Presence in India and China #1 Insurer in U.S. #2 Independent Insurer in Brazil #1 Insurer in Chile(1) Significant presence in Europe 20 million customers

ALICO: A Market Leader in Japan Premium and Other Considerations (POC) Growth Business overview Leading foreign insurer Market leader in direct marketing #3 insurer in agency productivity Strong brand, driven by significant direct marketing advertising investment Diverse and strong distribution Professional and independent agency Direct marketing Bancassurance Predominantly protection and spread products Accident & health Traditional life Fixed annuities Product mix by GAAP POC Total: $6.2bn premiums and other considerations (FY 09) Key actions Retain leadership and workforce Revive 3rd party distribution channels Banks Sponsored direct marketing Focus on agent retention and productivity 12% CAGR (03-09) (USD $Billions)

ALICO: Delivering Results in a Challenging Environment Premiums and other considerations CAGR = 8% (USD $Billions) Premiums and Other Considerations (GAAP) / Pre-Tax Operating Income Japan fixed annuity distributor challenges U.K. Wealth Management decline Credit insurance downturn in Europe 2009 premiums and other considerations impacted by: Note: GAAP Net income for 2007, 2008, and 2009 was $1,367 million, ($969) million and $802 million respectively. For reconciliation, see page 15.

ALICO: Recovery in Sales, Surrenders and Lapses Sales by Channel Surrenders and Lapses (USD $Millions) Note: For definition of sales, surrenders and lapses, see page 15.

Integration Action Plan Highlights Integration planning process and joint team in place Expect to close in late 2010 Expect to retain almost all of ALICO's employees Immediate focus on integration into MetLife Emphasis on seamless transition for customers and accelerating growth Very little overlap with annualized post-tax cost savings estimated at $50-$75 million Post-tax integration expenses of approximately $300-$350 million over the next two and a half years

Combination Creates the Premier Global Life Insurer Customers Distribution Products Geography 17 countries Life insurance Variable products Employee benefits Professional agency Employers 3rd party Mass market Mass affluent 55 countries Accident and health Traditional life Captive & Independent Agency Direct Marketing 3rd party Mass market Mass affluent Pro Forma + = Significant presence in established markets (U.S., Japan, Korea, Western Europe) Leading positions in many emerging and developing markets (Central and Eastern Europe, the Middle East and Latin America) 64 countries Full suite of products - balance and diversification across risk, spread and equity-based product categories Extensive experience and expertise in diversified distribution channels Strengthened focus on middle class / emerging middle class in developing markets

ALICO: General Account Portfolio Highlights Includes agencies, supranationals, and municipalities. Total investment assets of $98 billion at 4Q09 $17 billion separate account portfolio $81 billion general account portfolio Corporate Bonds (General Account: $40 billion) Approximately $23 billion of financial institution holdings; minimal hybrid exposure Government Bonds (General Account: $24 billion)(1) Japan: $11.6 billion Poland: $2.0 billion Greece: $1.3 billion Structured Finance (General Account: $7 billion) 73% of structured finance portfolio rated AA or higher $5.4 billion of CMBS (93% USD) Loss sharing agreement for $1 billion portfolio of Japanese Commercial Mortgages General Account: $81 billion

MetLife

Transaction Sources of Financing

Transaction consideration valued at approximately $15.5 billion[1], consisting of cash, MetLife common / common equivalent securities and equity units issued to ALICO Holdings LLC, an indirect subsidiary of AIG[2]

Consideration to ALICO SPV	
MET Common Stock	78.2m common shares
Common Equivalent Securities[3]	6.9m shares of non-cumulative perpetual preferred stock of MetLife
Equity Units[4]	40.0m Equity Units with an aggregate stated amount at issuance of $3.0bn
Cash	$6.8bn

Expected Sources of Cash	
Internal Sources	$1.75bn
Senior Debt	$3.1bn
Common Equity[5]	$2.0bn

(1) Based on MetLife's closing stock price of $38.92 on March 5, 2010.
(2) 100% of common units owned by AIG and 100% of preferred units owned by Federal Reserve Bank of New York with a liquidation preference of $9.0bn.
(3) Junior participating preferred stock convertible into 68.6 million MetLife common shares upon affirmative vote of MetLife shareholders.
(4) Equity Units have 3 year average maturity, 5% distribution (3% dividend / 2% Stock Purchase Contract Payment) and conversion price of $44.28. Each Equity Unit consists of (i) Purchase Contracts obligating the investor to purchase, on each of three dates, a variable number of common shares for an aggregate cash amount of $75; and (ii) a 1/40th undivided beneficial ownership interest in one security of each of three series of perpetual Preferred Securities, each security with a liquidation preference of $1,000.
(5) Represents issuance of MetLife common equity.

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Significant Transaction Terms and Arrangements IRS Closing Agreement addressing ALICO withholding tax matter Loss sharing arrangement on ~$1 billion of Japanese commercial mortgages Indemnification of potential obligations related to U.K.'s Protected Recovery Fund ALICO to be delivered with an RBC of 400% or greater at closing Stock, common equivalent securities and equity units subject to lock-ups and volume limitations Committed bridge financing of $5.0 billion Closing expected Q4 2010

Valuation Metrics Accretive to operating earnings and operating ROE 2011E EPS1: $0.45 - $0.55 2011E Operating ROE: 140 - 160 bps Deleverages balance sheet and improves coverage ratios The Bottom Line: Accretive to Earnings and ROE Note: Operating ROE represents return on average common equity. Calculated as net operating income divided by average stockholders equity including 12/31/09 accumulated other comprehensive income of ($3.1) billion. (1) EPS range excludes transition and other one-time expenses of approximately $0.12 per share. Q4 2009 BV (Incl. AOCI) $13.3 1.16x 2010E Operating Earnings $1.6 9.9x ALICO ($bn) Implied Multiple

Strategically & Financially Attractive Unique opportunity, not replicable, either organically or by M&A Broadens MetLife's revenue and earnings diversification by product, distribution and geography Enhances MetLife's risk profile by reducing overall exposure to interest rates and equity markets Financially attractive transaction of a size and scale that accelerates MetLife's global growth, margin improvement and ROE expansion

Safe Harbor Statement: These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission (the "SEC"). These factors include: (i) difficult and adverse conditions in the global and domestic capital and credit markets; (ii) continued volatility and further deterioration of the capital and credit markets, which may affect MetLife's ability to seek financing or access its credit facilities; (iii) uncertainty about the effectiveness of the U.S. government's plan to stabilize the financial system by injecting capital into financial institutions, purchasing large amounts of illiquid, mortgage-backed and other securities from financial institutions, or otherwise; (iv) exposure to financial and capital market risk; (v) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect MetLife's ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require MetLife to pledge collateral or make payments related to declines in value of specified assets; (vi) potential liquidity and other risks resulting from MetLife's participation in a securities lending program and other transactions; (vii) investment losses and defaults, and changes to investment valuations; (viii) impairments of goodwill and realized losses or market value impairments to illiquid assets; (ix) defaults on MetLife's mortgage loans; (x) the impairment of other financial institutions; (xi) MetLife's ability to identify any future acquisitions and consummate such acquisitions, including the acquisition of ALICO, on successful terms, and to successfully integrate acquired businesses with minimal disruption; (xii) economic, political, currency and other risks relating to MetLife's international operations; (xiii) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (xiv) downgrades in MetLife, Inc.'s and its affiliates' claims paying ability, financial strength or credit ratings; (xv) ineffectiveness of risk management policies and procedures, including with respect to guaranteed benefits (which may be affected by fair value adjustments arising from changes in MetLife's own credit spread) on certain of MetLife's variable annuity products; (xvi) availability and effectiveness of reinsurance or indemnification arrangements; (xvii) discrepancies between actual claims experience and assumptions used in setting prices for MetLife's products and establishing the liabilities for MetLife's obligations for future policy benefits and claims; (xviii) catastrophe losses; (xix) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors and for personnel; (xx) unanticipated changes in industry trends; (xxi) changes in accounting standards, practices and/or policies; (xxii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (xxiii) increased expenses relating to pension and postretirement benefit plans; (xxiv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xxv) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xxvi) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xxvii) regulatory, legislative or tax changes that may affect the cost of, or demand for, MetLife's products or services; (xxviii) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (xxix) the effectiveness of MetLife's programs and practices in avoiding giving its associates incentives to take excessive risks; and (xxx) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the SEC; and (xxxi) any of the foregoing factors as they relate to ALICO and its operations. Neither MetLife, Inc. nor ALICO undertakes any obligation to publicly correct or update any forward-looking statement if they later become aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

MetLife®

Explanatory Note on Non-GAAP and Statistical Information:

The historical financial information for ALICO included in this presentation is derived from generally accepted accounting principles ("GAAP") financial statements provided by ALICO, but those financial statements have not been audited and have not been made publicly available. The presentation also includes projections for 2010 which have been prepared by ALICO. Market share information is based on 2008 market share and life insurance premiums written and is provided by MetLife and ALICO management and Axco Insurance Information Services, Ltd. ALICO uses a November 30 fiscal year. Except where otherwise noted, when financial information for ALICO is presented for a particular year, that information is as of or for the twelve months ended November 30 of that year, and not the calendar year. In this presentation, ALICO sales are defined as annualized first year premium with the exception of Japan which includes 10% of single premium products. Surrenders represent cash surrenders of life and annuity products. A lapse of a life product or A&H product with no cash value is not captured in the surrenders definition.

The historical and forward-looking financial information presented in this presentation include performance measures which are based on methodologies other than GAAP. MetLife has analyzed ALICO's performance using financial measures, such as operating income and operating return on equity, that are not based on GAAP. MetLife believes the presentation of ALICO's operating income as ALICO measures it for management purposes enhances the understanding of ALICO's performance by highlighting the results from operations and the underlying profitability drivers of the business. Pre-tax earnings and operating return on equity should not be viewed as substitutes for GAAP net income (loss) and return on equity, respectively.

MetLife uses operating earnings as its measure of segment profit or loss to evaluate its segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, as its measure of segment performance. Operating earnings is also a measure by which MetLife's senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings is defined as operating revenues less operating expenses, net of income tax. Operating earnings available to common shareholders, which is used to evaluate the performance of Banking, Corporate & Other, as well as MetLife is defined as operating earnings less preferred stock dividends.

Operating revenues for MetLife is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivative instruments that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations, and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments and those identified in the definition of operating expenses, net of income tax, if applicable to these joint ventures.

Operating expenses for MetLife is defined as GAAP expenses (i) less changes in experience-rated contractholder liabilities due to asset value fluctuations, (ii) less costs related to business combinations (since January 1, 2009) and noncontrolling interests, (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses), and (iv) plus scheduled periodic settlement payments on derivative instruments that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

MetLife's operating earnings, operating earnings available to common shareholders per diluted common share and operating return on common equity should not be viewed as substitutes for GAAP net income (loss) from continuing operations, GAAP net income (loss) from continuing operations, net of income tax, available to MetLife, Inc.'s common shareholders per diluted common share and return on common equity, respectively.

(USD $Millions)	2007A	2008A	2009A
Pre-Tax Operating Income	$2,426	$1,948	$2,219
Add: Net Realized Capital Gains (Losses)	(306)	(3,016)	(908)
Income (Loss) Before Income Tax	2,120	(1,068)	1,311
Less: Income Tax	727	(152)	461
Net Income (Loss)	1,393	(916)	850
Net Income Attributable to Noncontrolling Interest	26	53	48
Net Income (Loss) Attributable to AIG	$1,367	($969)	$802

ALICO's pre-tax operating income is calculated as (i) net income after tax, plus (ii) provision for income tax, less (iii) other income, less (iv) net realized capital gains (losses). ALICO's operating return on equity is calculated as net operating income divided by average equity including AOCI.

A reconciliation of non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife, Inc. believes it is not possible to provide other than a range of realized capital gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income.

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